SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 18, 2003

COMPUTER NETWORK TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-139944	41-1356476

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6000 Nathan Lane North, Minneapolis, MN         55442

(Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: (763) 268-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1 Amended and Restated Employment Agreement
EX-10.2 Employment Agreement - Gregory T. Barnum
EX-10.3 Employment Agreement - James A. Fanella

Item 5. Other Events and Regulation FD Disclosure.

Adoption of Employment Agreements

     Effective March 5, 2003, Thomas G. Hudson, the Chairman, President and Chief Executive Officer of CNT, and Gregory T. Barnum, CNT’s Vice President of Finance, Chief Financial Officer and Corporate Secretary entered into Employment Agreements with CNT dated as of March 5, 2003. Reference is made to Exhibits 10.1 and 10.2 for a complete description of such agreements.

     Effective February 18, 2003, James A. Fanella entered into an Employment Agreement with CNT to serve as Executive Vice President, Worldwide Sales and Service. Reference is made to Exhibit 10.3 for a complete description of this agreement.

Item 7. Financial Statements and Exhibits.

          10.1 Amended and Restated Employment Agreement dated as of March 5, 2003, between Computer Network Technology Corporation and Thomas G. Hudson.

          10.2 Employment Agreement dated as of March 5, 2003, between Computer Network Technology Corporation and Gregory T. Barnum.

          10.3 Employment Agreement effective February 18, 2003, between Computer Network Technology Corporation and James A. Fanella.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 19, 2003	COMPUTER NETWORK TECHNOLOGY CORPORATION

		By	/s/ Gregory T. Barnum

Gregory T. Barnum Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION OF EXHIBIT	PAGE NUMBER

10.1	Amended and Restated Employment Agreement dated as of March 5, 2003, between Computer Network Technology Corporation and Thomas G. Hudson.

10.2	Employment Agreement dated as of March 5, 2003, between Computer Network Technology Corporation and Gregory T. Barnum.

10.3	Employment Agreement effective February 18, 2003, between Computer Network Technology Corporation and James A. Fanella.